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                                                                 EXHIBIT 10.1(b)

                                                          Our File Number: 21833
                                       Writer's Direct Dial Number: 954/468-1323
                                       Writer's         E-Mail          Address:
arobins@gunster.com
                                    January 5, 2001

VIA FACSIMILE

Mr. Ricardo Dunin
Mutiny On The Park, Ltd.  ("Owner")
2951 S. Bayshore Drive
Coconut Grove, FL 33133

Peter Sonnabend, Esq.
Sonesta Coconut Grove, Inc.  ("Operator")
200 Clarendon Street
Boston, MA 02116

Ocean Bank
200 NE 3rd Avenue
Fort Lauderdale, FL 33301
Attention:  Joy Venero

                  Re:  MUTINY ON THE PARK, LTD.

Ladies and Gentlemen:

     Reference is made to that certain Management Agreement dated December 22, 2000 between Mutiny on the Park, Ltd, and Sonesta Coconut Grove, Inc., a copy of which was delivered to Ocean Bank as Exhibit A to that certain letter from Mutiny on the Park, LTD to Ocean Bank dated December 14, 2000 (the "Management Agreement"; all capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Management Agreement). This shall confirm the intention of Owner and Operator and the consent of Ocean Bank to the following modifications to the Management Agreement:

1. The changed language reflected in the attached pages is hereby incorporated into the Management Agreement.

2. The provisions of the Management Agreement regarding Sections 1.28 and 1.29 are hereby

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     modified to reflect that the Owner's Return and the Owner's Target Return shall be obligations which pertain to Operating Years rather than Calendar Years. The parties contemplate that certain conforming changes to the provisions of the Management Agreement will be undertaken in due course in connection with this modification.

     Kindly indicate your agreement with the foregoing by executing this letter in the space provided below and forwarding a copy of the countersigned letter to me.

                                   Sincerely,

                                                     /s/ Andrew S. Robins
                                                        ---------------------
                                                     Andrew S. Robins

Mutiny On The Park, Ltd.
by Flagler on the Park, Inc., a Florida corporation, General Partner

By:/s/
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Name:
     ---------------------------------------
Title:
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Sonesta Coconut Grove, Inc.

By: /s/
    ----------------------------------------
Name:
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Title:
      --------------------------------------

Ocean Bank

By: /s/
    ----------------------------------------
Name:
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Title:
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ASR/so
cc:      Steve Klein, Esq.
Enclosures

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